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Exhibit 10.19

GANDER MOUNTAIN COMPANY

REGISTRATION RIGHTS AGREEMENT

Dated as of March 11, 2004

REGISTRATION RIGHTS AGREEMENT

        This Agreement, dated as of March 11, 2004, is by and among Gander Mountain Company, a Minnesota corporation (the "Company"), and the Investors (as defined below).

RECITALS

        A.    The Investors own shares of the common stock, $.01 par value per share (the "Common Stock"), of the Company (or such other class of capital stock of the Company that may be converted or reclassified into Common Stock, and all references herein to the Common Stock shall also mean such other classes of capital stock, if applicable).

        B.    The Company and the Investors deem it to be in their respective best interests to set forth the rights of the Investors in connection with public offerings and sales of the capital stock of the Company.

TERMS AND CONDITIONS

        In consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Investors hereby agree as follows:

1.     DEFINITIONS.

        As used in this Agreement, the following terms shall have the following meanings:

          "Affiliate" means, with respect to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For the purpose of the above definition, the term "control" (including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or investment decisions of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Commission" shall mean the Securities and Exchange Commission or any other Governmental Authority at the time administering the Securities Act and the Exchange Act.

          "Common Stock" shall have the meaning ascribed to it in the Recitals.

          "Company" shall have the meaning ascribed to it in the Preamble.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor Federal statute then in force, and the rules and regulations of the Commission promulgated thereunder, all as the same may from time to time be in effect.

          "Governmental Authority" shall mean any domestic or foreign government or political subdivision thereof, whether on a federal, state or local level and whether executive, legislative or judicial in nature, including any agency, authority, board, bureau, commission, court, department or other instrumentality thereof.

          "Information" shall have the meaning ascribed to it in Section 6(a)(ix).

          "Initial Public Offering" shall mean the first underwritten Public Offering for the account of the Company of Common Stock pursuant to a registration statement filed under the Securities Act.

          "Inspectors" shall have the meaning ascribed to it in Section 6(a)(ix).

          "Investors" shall mean, collectively, (i) the Persons listed on Schedule I attached to this Agreement, and (ii) any successor to or assignee or transferee of Restricted Securities held by an Investor who agrees in writing to be treated as an Investor hereunder and to be bound by and comply with all of the applicable terms and provisions hereof in accordance with the provisions of Section 15.

          "Investors' Counsel" shall have the meaning ascribed to it in Section 6(a)(ii).

          "Majority of Investors" shall mean, as of any particular time, those Investors who, at such time, hold in the aggregate in excess of 50% of the Restricted Securities then held by all of the Investors.

          "Material Transaction" shall mean any material transaction in which the Company or any of its subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, consolidation, tender offer or any other transaction that would require disclosure pursuant to the Exchange Act, and with respect to which the Board of Directors of the Company reasonably has determined in good faith that compliance with this Agreement may reasonably be expected to either materially interfere with the Company's or such subsidiary's ability to consummate such transaction in a timely fashion or require the Company to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed.

          "Other Shares" shall mean at any time those shares of Common Stock that do not constitute Primary Shares or Registrable Shares.

          "Person" shall be construed as broadly as possible and shall include an individual person, a partnership (including a limited liability partnership), a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.

          "Primary Shares" shall mean, at any time, the authorized but unissued shares of Common Stock.

          "Prospectus" shall mean the prospectus included in a Registration Statement, including any prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "Public Offering" shall mean the closing of a public offering of Common Stock pursuant to a Registration Statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of securities to be issued as consideration in connection with a business acquisition or an offering of securities issuable pursuant to an employee benefit plan.

          "Records" shall have the meaning ascribed to it in Section 6(a)(ix).

          "Registrable Shares" shall mean, at any time, and with respect to any Investor, the shares of Common Stock held by such Investor that constitute Restricted Securities; provided that, at the time of effectiveness of the applicable Registration Statement, such shares are of a class which is then registered by the Company pursuant to Section 12 of the Exchange Act. As to any particular Registrable Shares, once issued, such Registrable Shares shall cease to be Registrable Shares (a) when such Registrable Shares have been registered under the Securities Act, the Registration Statement in connection therewith has been declared effective and they have been disposed of pursuant to and in the manner described in such effective Registration Statement, (b) when such

  Registrable Shares are sold or distributed pursuant to Rule 144, or (c) when such Registrable Shares have ceased to be outstanding.

          "Registration Date" shall mean the date upon which the Registration Statement pursuant to which the Company shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

          "Registration Statement" shall mean any registration statement of the Company that covers any of the Registrable Shares, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Representative" of a Person shall be construed broadly and shall include such Person's partners, officers, directors, employees, agents, counsel, accountants and other representatives.

          "Restricted Securities" shall mean, at any time and with respect to any Investor, the Common Stock and any other securities received with respect to any such Common Stock, which are held by such Investor and which theretofore have not been sold to the public pursuant to a Registration Statement or pursuant to Rule 144.

          "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any successor rule thereto.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same may from time to time be in effect.

          "Suspension Period" shall have the meaning ascribed to it in Section 10.

          "Transfer" shall mean any disposition of any Restricted Securities or of any interest therein that would constitute a sale thereof within the meaning of the Securities Act, other than any such disposition pursuant to a Registration Statement or Rule 144 and in compliance with all applicable state securities and "blue sky" laws.

2.     DEMAND REGISTRATION.

        (a)   At any time after the date that is 180 days after the date upon which the Registration Statement for use in the Initial Public Offering shall have been declared effective, if the Company shall be requested by the holders of at least (i) 5.0% of the then outstanding Common Stock or (ii) $5,000,000 of Restricted Securities proposed to be sold in the registration (based on the proposed offering price thereof) to effect the registration under the Securities Act of Registrable Shares, it shall within 10 days of such request give written notice to the other Investors of its requirement to so register such Registrable Shares and, upon the written request, delivered to the Company within 30 days after delivery of any such notice by the Company, of the other Investors to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall, subject to Section 2(b), promptly thereafter use commercially reasonable efforts to effect such registration under the Securities Act of the Registrable Shares that the Company has been so requested to register for sale in accordance with the method of distribution specified in the initiating request. If such method of distribution is an underwritten Public Offering, the Company may designate the managing underwriter for such offering, subject to the approval of those Investors holding a majority of the Registrable Shares requested to be included in such offering (which approval shall not be unreasonably withheld).

        (b)   Anything contained in Section 2(a) to the contrary notwithstanding, the Company shall not be obligated to effect pursuant to Section 2(a) any registration under the Securities Act except in accordance with the following provisions:

            (i)  the Company shall not be obligated to file and cause to become effective (A) more than one Registration Statement initiated pursuant to Section 2(a) within any one-year period; provided, that if the Investors were unable to sell at least 50% of the Registrable Shares requested to be included in the last registration pursuant to Section 2(a) as a result of an underwriter's cutback, then additional registrations shall be added to this Section 2(b)(i) until the foregoing condition is satisfied; (B) any Registration Statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 180 days or (C) any Registration Statement pursuant to Section 2(a) if the Company shall reasonably conclude that the anticipated gross offering price of all Registrable Shares to be included therein would be less than $5,000,000.

           (ii)  the Company may delay the filing or effectiveness of any Registration Statement for a period of up to 90 days after the date of a request for registration pursuant to Section 2(a) if (A) the Company is engaged, or proposes to engage, in a Material Transaction or (B) the Company's Board of Directors has determined that such registration would have a material adverse effect upon the Company or its then current business plans; and

          (iii)  with respect to any registration pursuant to Section 2(a), the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order (subject to any senior registration rights applicable to Other Shares):

            (A)  first, the Registrable Shares held by the Investors requesting that their Registrable Shares be included in such registration pursuant to Section 2(a), pro rata based upon the number of Restricted Securities owned by each such Investor at the time of such registration; provided, that if the managing underwriter advises the Company that the pro rata inclusion of Registrable Shares held by all Investors would interfere with the successful marketing (including pricing) of such securities, then the managing underwriter may reduce that percentage of Registrable Shares held by Investors that may be included pro rata in the proposed registration;

            (B)  second, the Primary Shares; and

            (C)  third, the Other Shares.

        (c)   A requested registration under this Section 2 may be rescinded prior to such registration being declared effective by the Commission by written notice to the Company from those Investors who initiated the request; provided, that such rescinded registration shall not count as a registration initiated pursuant to this Section 2 if the Company shall have been reimbursed (pro rata by the Investors requesting registration or in such other proportion as they may agree) for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration; provided further, that such Investors shall not be required to reimburse the Company if such rescission shall have been caused by, or made in response to, the material adverse effect of an event on the business, prospects, properties, condition (financial or otherwise) or operations of the Company.

3.     REGISTRATIONS ON FORM S-3.

        (a)   Subject to paragraph (c) below, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the holders of the Restricted Securities shall have the right to request in writing registrations on Form S-3, or such successor form, and to effect a registration under the Securities Act of Registrable Shares in accordance with this Section.

        (b)   If the Company shall be requested by the Investors to effect a registration under the Securities Act of Registrable Shares in accordance with this Section, then the Company shall promptly give written notice of such proposed registration to all holders of Restricted Securities and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within 30 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Company shall promptly use commercially reasonable efforts to effect such registration on Form S-3 of the Registrable Shares that the Company has been so requested to register

        (c)   The Company shall not be obligated to effect any registration under the Securities Act requested by the Investors under this Section except in accordance with the following provisions:

            (i)  the Company shall not be obligated to effect any such registration initiated pursuant to Section 3(a) if (A) the Company shall reasonably conclude that the anticipated gross offering price of all Registrable Shares to be included therein would be less than $2,000,000, (B) such registration is requested within 90 days after an underwritten Public Offering of the Company in which any of the Investors were given a chance to participate or (C) the Company shall have effected one Registration Statement on Form S-3 pursuant to this Section 3 within any six-month period;

           (ii)  the Company may delay the filing or effectiveness of any Registration Statement pursuant to this Section for a period not to exceed 90 days after the date of a request for registration if (A) the Company is engaged, or proposes to engage, in a Material Transaction or (B) the Company's Board of Directors has determined that such registration would have a material adverse effect upon the Company or its then current business plans; provided, that the Company may cause such delay only once during any twelve-month period.

        (d)   A requested registration under this Section 3 may be rescinded prior to such registration being declared effective by the Commission by written notice to the Company by the Investors requesting such registration and such rescinded registration shall not count as a registration initiated pursuant to Section 3 if (i) the Investors initiating such request shall have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration (on a pro rata basis or in such other proportion as they may agree) or (ii) such rescinded registration results from a material adverse change to the business, prospects, operation or financial condition of the Company (in which case such Investors shall not be required to so reimburse the Company).

        (e)   A requested registration on Form S-3 or any such successor form in compliance with this Section 3 shall not count as a registration statement initiated pursuant to Section 2 but shall otherwise be treated as a registration initiated pursuant to, and shall, except as otherwise expressly provided in this Section 3, be subject to Section 2.

4.     PIGGYBACK REGISTRATION.

        If the Company at any time proposes for any reason to register Registrable Shares, Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to each Investor of its intention so to register such Registrable Shares, Primary Shares or Other Shares and, upon the written request, given within 20 days after delivery of any such notice by the Company, of any such Investor to include in such registration, Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use commercially reasonable efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order (subject to any senior registration rights applicable to Other Shares):

            (i)  first, the Primary Shares;

           (ii)  second, the Registrable Shares held by the Investors requesting that their Registrable Shares be included in such registration, pro rata based upon the number of Restricted Securities owned by each such Investor at the time of such registration; provided, that if the managing underwriter advises the Company that the pro rata inclusion of Registrable Shares held by all Investors would interfere with the successful marketing (including pricing) of such securities, then the managing underwriter may reduce that percentage of Registrable Shares held by Investors that may be included pro rata in the proposed registration; and

          (iii)  third, the Other Shares.

Notwithstanding anything contained in this Section 4 to the contrary, the Company shall not be obligated to include any Registrable Shares held by the Investors in any registration statement filed by the Company in connection with the Company's Initial Public Offering.

5.     LOCK-UP AGREEMENT.

        If the Company at any time shall register shares of Common Stock under the Securities Act in an underwritten offering pursuant to a Public Offering, the Investors shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Securities (other than those Registrable Shares included in such registration pursuant to Sections 2, 3 or 4) without the prior written consent of the managing underwriters for a period as shall be determined by the managing underwriters, which period cannot begin more than 7 days prior to the effectiveness of such Registration Statement pursuant to which such Public Offering shall be made and shall not last more than 180 days after the effective date of such Registration Statement.

6.     PREPARATION AND FILING.

        (a)   If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use commercially reasonable efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

            (i)  use commercially reasonable efforts to cause a Registration Statement that registers such Registrable Shares to become and remain effective for the lesser of a period of 90 days or until all of such Registrable Shares have been disposed of;

           (ii)  furnish, at least five business days before filing a Registration Statement that registers such Registrable Shares, a Prospectus relating thereto and any amendments or supplements relating to such Registration Statement or Prospectus, to one counsel selected by a Majority of Investors (the "Investors' Counsel") copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

          (iii)  prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

          (iv)  notify the Investors' Counsel promptly in writing (A) of any comments by the Commission with respect to such Registration Statement or Prospectus, or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto or the initiation of any proceedings for that purpose and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

           (v)  use commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this clause;

          (vi)  furnish to each seller of such Registrable Shares such number of copies of a summary Prospectus or other Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

         (vii)  use commercially reasonable efforts to cause such Registrable Shares to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

        (viii)  notify on a timely basis each seller of such Registrable Shares at any time when a Prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in Section 6(i) of the happening of any event known by the Company as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (ix)  upon receipt of such confidentiality agreements as the Company may reasonably request, make available for inspection by any seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial, business and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such Registration Statement (any of the Information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (A) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (B) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (C) such Information has been made generally available to the public and (D) the seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential);

           (x)  use commercially reasonable efforts to obtain from its independent certified public accountants a "cold comfort" letter in customary form and covering such matters of the type customarily covered by cold comfort letters;

          (xi)  use commercially reasonable efforts to obtain, from its counsel, an opinion or opinions in customary form (which shall also be addressed to the Investors selling Registrable Shares in such registration);

         (xii)  provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

        (xiii)  list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use commercially reasonable efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), National Market System ("NMS"), or such other national securities exchange as the holders of a majority of such Registrable Shares shall request included in such registration;

        (xiv)  otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to the Investors, as soon as reasonably practicable, earnings statements that need not be audited covering a period of 12 months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

         (xv)  use commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

        (b)   Each holder of Registrable Shares that sells Registrable Shares pursuant to a registration under this Agreement agrees that during such time as such seller may be engaged in a distribution of the Registrable Shares, such seller shall comply with Regulation M promulgated under the Exchange Act and pursuant thereto it shall, among other things: (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such rules; (ii) distribute the Registrable Shares under the registration statement solely in the manner described in the registration statement and (iii) cease distribution of such Registrable Shares pursuant to such registration statement upon receipt of written notice from the Company that the prospectus covering the Registrable Shares contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading.

7.     EXPENSES.

        All reasonable expenses incurred by the Company in complying with Section 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws (other than those that by law must be paid by the selling security holders), printing expenses, fees and expenses of the Company's counsel and accountants and fees and expenses of the Investors' Counsel (provided that such fees and expenses of Investors' Counsel do not exceed $10,000 per registration under this Agreement), shall be paid by the Company; provided, however, that all underwriting discounts, selling commissions and transfer taxes applicable to the Registrable Shares shall not be borne by the Company but shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Shares sold by such seller or sellers.

8.     INDEMNIFICATION.

        (a)   In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Registrable Shares, each underwriter, if any, each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and each Representative of any of the foregoing Persons, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Registrable Shares were registered, any preliminary Prospectus or final Prospectus contained therein, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws, and the Company shall promptly reimburse such seller, such underwriter, such broker, such controlling Person or such Representatives for any reasonable legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Company shall not be liable to any such Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary Prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Person, or a Person duly acting on their behalf, specifically for use in the preparation thereof; provided further, that the indemnity provisions of this Section 8(a) are subject to the condition that, insofar as they relate to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary Prospectus but eliminated or remedied in the final Prospectus (filed pursuant to Rule 424 of the Securities Act), such provisions shall not inure to the benefit of any indemnified party from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Shares that are the subject thereof, if a copy of such final Prospectus had been timely made available to such indemnified party and such final Prospectus was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Shares to such Person.

        (b)   In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8(a)) the Company, each underwriter or broker involved in such offering, each other seller of Registrable Shares under such Registration Statement, each Person who controls any of the foregoing Persons within the meaning of the Securities Act and any Representative of the foregoing Persons with respect to any statement or omission from such Registration Statement, any preliminary Prospectus or final Prospectus contained therein, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such seller or a Person duly acting on their behalf specifically for use in connection with the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement; provided, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

        (c)   Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action (provided, that an indemnified party's failure to give such notice in a timely manner shall only relieve the indemnification obligations of an indemnifying party to the extent such indemnifying party is prejudiced by such failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity provisions of this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any one lead counsel (plus appropriate special and local counsel) retained by the indemnified party that are reasonably related to the matters covered by the indemnity provisions of this Section 8.

        (d)   If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or liability referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        (e)   The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and will survive the Transfer of securities.

9.     UNDERWRITING AGREEMENT.

        (a)   Notwithstanding the provisions of Sections 5, 6 and 8, to the extent that the Investors selling Registrable Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections of this Agreement, the provisions contained in such Sections of this Agreement addressing such issue or issues shall be of no force or effect with respect to such registration, but this provision shall not apply to the Company if the Company is not a party to the underwriting or similar agreement.

        (b)   If any registration pursuant to Sections 2 or 3 is requested to be an underwritten offering, the Company shall negotiate in good faith to enter into a reasonable and customary underwriting agreement with the underwriters thereof. The Company shall be entitled to receive indemnities from lead institutions, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided in this Agreement with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement and to the extent customary given their role in such distribution.

        (c)   No Investor may participate in any registration hereunder that is underwritten unless such Investor agrees to (i) sell such Investor's Registrable Shares proposed to be included therein on the basis provided in any underwriting arrangements acceptable to the Company and the Majority of Investors and (ii) as expeditiously as possible, notify the Company of the occurrence of any event concerning such Investor as a result of which the Prospectus relating to such registration contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

10.   SUSPENSION.

        Anything contained in this Agreement to the contrary notwithstanding, the Company may (not more than three times per twelve-month period with respect to each registration), by notice in writing to each holder of Registrable Shares to which a Prospectus relates, require such holder to suspend, for up to 60 days (the "Suspension Period"), the use of any Prospectus included in a Registration Statement filed under Sections 2, 3 or 4 if a Material Transaction exists that would require an amendment to such Registration Statement or supplement to such Prospectus (including any such amendment or supplement made through incorporation by reference to a report filed under Section 13 of the Exchange Act). The period during which such Prospectus must remain effective shall be extended by a period equal to the Suspension Period.

11.   INFORMATION BY HOLDER; COMPLIANCE WITH SECURITIES LAWS.

        Each holder of Registrable Shares to be included in any registration shall (a) furnish to the Company and the managing underwriter such written information regarding such holder and the distribution proposed by such holder as the Company or the managing underwriter may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement and (b) comply with the Securities Act, the Exchange Act and all applicable rules promulgated by the Commission, any securities exchange, the NASD or the NMS.

12.   NO CONFLICT OF RIGHTS.

        The Company represents and warrants to the Investors that the registration rights granted to the Investors hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair, or have any priority over, the registration rights granted hereby. In any underwritten public offering, the managing underwriter shall be a nationally recognized investment banking firm selected by the Company, and reasonably acceptable to a Majority of Investors if the Investors would have the right (prior to giving effect to any cutbacks) to include Registrable Shares in such public offering.

13.   TERMINATION.

        This Agreement shall terminate and be of no further force or effect seven years following the consummation of the Company's Initial Public Offering. This Agreement shall terminate and be of no further force or effect with respect to a particular Investor's securities once the securities (a) have been transferred pursuant to an effective Registration Statement or under Rule 144, (b) can be freely sold under Rule 144(k) under the Securities Act (or any successor to such rule) or (c) have been transferred and can be resold by the transferee without registration under the Securities Act. Anything contained in this Section 13 to the contrary notwithstanding, Sections 7 and 8 shall survive the termination of this Agreement.

14.   SUCCESSORS AND ASSIGNS.

        This Agreement shall bind and inure to the benefit of the Company and the Investors and, subject to Section 15, their respective successors and assigns.

15.   ASSIGNMENT.

        Each Investor may assign its rights hereunder to any acquiror from such Investor of Restricted Securities; provided, that such acquiror shall, as a condition to the effectiveness of such assignment, be required to execute a Notice of Adoption to this Agreement in the form attached as Annex A agreeing to be treated as an Investor hereunder, as applicable, whereupon such purchaser shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as an Investor, as applicable.

16.   ENTIRE AGREEMENT.

        This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect hereto, all of which are hereby terminated in their entirety and of no further force or effect.

17.   NOTICES.

        All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in Person, by facsimile, by overnight courier or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the sender:

  (i)
  if to the Company, to:

  Gander Mountain Company
  4567 American Boulevard West
  Minneapolis, Minnesota 55437
  Telephone: (952) 830-8700
  Facsimile: (952) 830-1681
  Attention: Dennis M. Lindahl

  with a copy to:

  Gander Mountain Company
  4567 American Boulevard West
  Minneapolis, Minnesota 55437
  Telephone: (952) 830-8700
  Facsimile: (952) 830-1681
  Attention: Legal Department

  and
  Faegre & Benson LLP
  2200 Wells Fargo Center
  90 South Seventh Street
  Minneapolis, Minnesota 55402-3901
  Telephone: (612) 766-7000
  Facsimile: (612) 766-1600
  Attention: W. Morgan Burns

  (ii)
  if to an Investor, to:

  4567 American Boulevard West
  Minneapolis, Minnesota 55437
  Telephone: (952) 830-8700
  Facsimile: (952) 830-1681

  with a copy to:

  Holiday Companies
  4567 American Boulevard West
  Minneapolis, Minnesota 55437
  Telephone: (952) 830-8700
  Facsimile: (952) 830-1681
  Attention: Lynn M. Anderson

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or facsimile, on the date of such delivery, (b) in the, case of overnight courier, on the next business day, and (c) in the case of mailing, on the fifth business day following such mailing.

18.   MODIFICATIONS; AMENDMENTS; WAIVERS.

        The terms and provisions of this Agreement may not be modified or amended, nor may any provision applicable to the Investors be waived, except pursuant to a writing signed by the Company and a Majority of Investors; provided, that Schedule I to this Agreement shall be deemed to be automatically amended from time to time to reflect the addition to this Agreement of any Person identified in clause (ii) of the definition of Investors.

19.   HEADINGS.

        The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

20.   SEVERABILITY.

        It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

21.   GOVERNING LAW.

        All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of Minnesota, without giving effect to any choice or conflict of law provision or rule (whether in the State of Minnesota or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Minnesota. In furtherance of the foregoing, the internal law of the State of Minnesota will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

22.   VENUE

        Each of the parties hereby consents to the jurisdiction of the Federal and state courts located in Hennepin and Ramsey Counties, Minnesota (and of the appropriate appellate courts therefrom) in any suit, action or proceeding arising out of, or relating to, this Agreement or the breach, termination, invalidity or performance thereof.

23.   COUNTERPARTS; VALIDITY.

        This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement, and telecopied signatures shall be effective. The failure of any Person holding Registrable Shares to execute this Agreement shall not render this Agreement invalid as between the Company and any other Person holding Registrable Shares.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

GANDER MOUNTAIN COMPANY
By:	/s/ MARK R. BAKER Mark R. Baker President and Chief Executive Officer

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

/s/ ARTHUR T. ERICKSON Arthur T. Erickson
/s/ BRADLEY K. ERICKSON Bradley K. Erickson
/s/ BRIAN A. ERICKSON Brian A. Erickson
/s/ CAROLYN A. ERICKSON Carolyn A. Erickson
/s/ GERALD A. ERICKSON, JR. Gerald A. Erickson, Jr.
/s/ GERALD A. ERICKSON Gerald A. Erickson Custodian for Lucas C. Erickson
/s/ MICHAEL D. ERICKSON Michael D. Erickson
/s/ STACIA R. RICHARDSON Stacia R. Richardson
/s/ SHARON P. SMITH Sharon P. Smith
/s/ SUSAN M. PIHL-NIEDERMAN Susan M. Pihl-Niederman

[Registration Rights Agreement]                                                              Signature Page

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

/s/ CHARLES E. PIHL Charles E. Pihl
/s/ PAUL A. PIHL Paul A. Pihl
/s/ RICHARD D. PIHL Richard D. Pihl
/s/ DAVID S. ERICKSON David S. Erickson
/s/ TYLER C. ERICKSON Tyler C. Erickson
TRISTIN O. ERICKSON SEPARATE TRUST F/B/O A. T. ERICKSON
By:	/s/ GERALD A. ERICKSON Gerald A. Erickson Trustee
By:	/s/ ARTHUR T. ERICKSON II Arthur T. Erickson II Trustee
TRISTIN O. ERICKSON SEPARATE TRUST F/B/O G. A. ERICKSON
By:	/s/ GERALD A. ERICKSON Gerald A. Erickson Trustee
By:	/s/ ARTHUR T. ERICKSON II Arthur T. Erickson II Trustee

[Registration Rights Agreement]                                                              Signature Page

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

HOLIDAY STATIONSTORES, INC.
By:	/s/ RONALD A. ERICKSON
Name: Ronald A. Erickson Its: Chief Executive Officer
LYNDALE TERMINAL CO.
By:	/s/ RONALD A. ERICKSON
Name: Ronald A. Erickson Its: Chief Executive Officer
HOLIDAY GANDER TRUST
By:	/s/ C. ERIC PIHL C. Eric Pihl Trustee
By:	/s/ DENNIS M. LINDAHL Dennis M. Lindahl Trustee
By:	/s/ LYNN M. ANDERSON Lynn M. Anderson Trustee

[Registration Rights Agreement]                                                              Signature Page

SCHEDULE I

INVESTORS

Holiday Stationstores, Inc.
Lyndale Terminal Co.
Holiday Gander Trust
Arthur T. Erickson
Bradley K. Erickson
Brian A. Erickson
Carolyn A. Erickson
Gerald A. Erickson, Jr.
Gerald A. Erickson, Custodian for Lucas C. Erickson
Michael D. Erickson
Stacia R. Richardson
Sharon P. Smith
Susan M. Pihl-Niederman
Charles E. Pihl
Paul A. Pihl
Richard D. Pihl
David S. Erickson
Tyler C. Erickson
Tristan O. Erickson Separate Trust F/B/O A. T. Erickson
Tristan O. Erickson Separate Trust F/B/O G. A. Erickson

Schedule I

ANNEX A

NOTICE OF ADOPTION

        This Notice of Adoption ("Adoption Notice") is executed by the undersigned (the "Adopting Party") pursuant to the terms of that certain Registration Rights Agreement dated as of            , 2004, as may be amended from time to time (the "Agreement"), by and among Gander Mountain Company, a Minnesota corporation, and the Investors (as defined therein). Capitalized terms used but not defined herein will have the respective meanings ascribed to such terms in the Agreement. By the execution and delivery of this Adoption Notice, the Adopting Party agrees as follows:

        1.    Acknowledgment.    Adopting Party acknowledges that Adopting Party is acquiring that number of Restricted Securities set forth below, subject to the terms and conditions of the Agreement.

        2.    Agreement.    Adopting Party: (i) agrees that the Restricted Securities acquired by Adopting Party will be bound by and subject to the terms of the Agreement and (ii) hereby adopts the Agreement with the same force and effect as if Adopting Party were originally an "Investor."

        3.    Notice.    Any notice required or permitted by the Agreement will be given to Adopting Party at the address or facsimile listed beside Adopting Party's signature below.

        IN WITNESS WHEREOF, the Adopting Party has caused this Adoption Notice to be executed by its duly authorized representative as of the date first written below.

Restricted Securities Acquired:
Date:	Printed Name of Adopting Party
Address	Signature
Telephone: ( )
Facsimile: ( )	Printed Name and Title of Authorized Signatory of Adopting Party (if applicable)

QuickLinks

  Exhibit 10.19
REGISTRATION RIGHTS AGREEMENT
  SCHEDULE I
INVESTORS
  ANNEX A
NOTICE OF ADOPTION